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                                                                    Exhibit 99.3


Date                                                                        2004
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Parties
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         1.       Foster Wheeler (QLD) Pty Limited (ABN 96 105 763 559)
                  incorporated in Australia of 255 Adelaide Street, Brisbane, Queensland, Australia (the Mortgagor); and

         2. Saberasu Japan Investments II B.V. of Strawinskylaan 3111, 7th Floor, 1077 ZX Amsterdam, The Netherlands (the Collateral Agent).

Recitals
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         A.       Under an agreement dated the date of this Deed between the
                  Collateral Agent, the Borrowers, Foster Wheeler Limited and the other parties names as Guarantor in that agreement and Saberasu Japan Investments II B.V. as Administrative Agent (the Financing Agreement) the Mortgagor may wish the Mortgagees to provide advances or accommodation to or for the account of a Borrower or another person.

         B. This charge is given to the Collateral Agent as trustee for itself and any other Mortgagee.

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IT IS AGREED as follows.
1.       Definitions and Interpretation
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1.1      Definitions

         The following definitions apply unless the context requires otherwise.

         Attorney means any attorney appointed under this Deed or any Collateral Security.

         Authorisation includes:

         (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Authority; or
         (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Government Authority intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

         Borrower means:

         (a)      Foster Wheeler Energy Limited;

         (b)      Process Industries Agency Limited;



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         (c)      Foster Wheeler South Africa (Pty) Limited.

         (d)      Foster Wheeler Properties Pty Limited;

         (e)      any other Borrower named in the Financing Agreement; or

         (f) any other person which the Mortgagor and the Collateral Agent agree is to be a Borrower for the purposes of this Deed.

         Cash Collateral Accounts means accounts holding balances as cash collateral for the Mortgagor's obligations under bonding or guarantee facilities and includes any replacement, substitute or additional account of such Cash Collateral Account from time to time whether by way of transfer of monies, redesignation, renumbering or otherwise and any sub-account(s) of such account.

         Client Advance Accounts means accounts held by the Mortgagor but funded in advance by an identified client for a particular project and includes any replacement, substitute or additional account of such Client Advance Accounts from time to time whether by way of transfer of monies, redesignation, renumbering or otherwise and any sub-account(s) of such account.

         Client Specific Assets means all plant, machinery, computers, vehicles, office or other equipment now or in the future owned by the Mortgagor and its interest in any plant, machinery, computers, vehicles, office or other equipment in its possession that is acquired on behalf of a client for a particular assignment or project, in each case, in good faith and in the ordinary course of business on ordinary business terms.

         Collateral Security means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Secured Money.

         Collection Account means a bank account of the Mortgagor as defined in section 8.01(a) of the Financing Agreement.

         Excluded Debt means any Debt (as such term is defined in the Senior
         Note Indenture) owed to the Mortgagor from time to time and which falls within any prohibition, restriction or limitation in the Senior Note Indenture (as at the date of this Deed) on the creation of security over any such Debt.

         Finance Document means:

         (a)      this Deed or any Collateral Security;

         (b)      the Financing Agreement;

         (c) any other document or agreement defined in the Financing Agreement as a Loan Document, or which the Mortgagor and the Collateral Agent at any time agree is to be a Finance Document for the purposes of this Deed; or

         (d) any document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above. It includes a written undertaking by or to a party or its lawyers under or in relation to any of the above.

         Group Marketable Securities means any securities, within the meaning of s92(3) of the Corporations Act 2001 (Cth) or similar instrument under the laws of a foreign jurisdiction, which the Mortgagor holds in any Related Entity or Affiliate.

         Group Shares means:


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         (a)      the Mortgagor's interest in the unincorporated joint venture with SNC Lavalin Australia Pty Limited or any Group Shares specified in Schedule 3 of the Security Agreement (United Kingdom);

         (b) any and all shares held by the Mortgagor from time to time which are subject to any prohibition, restriction or limitation in the Senior Note Indenture or the US Bank Agreement (each as at the date of this Deed) on the creation of security over an asset of any subsidiary company; and

         (c) any and all interests of any Mortgagor in any joint venture arrangements (whether incorporated or not) the terms of which
                  (A) prohibit or restrict the assignment of, or creation of Security Interests over, the Mortgagor's interests therein or
                  (B) would entitle another party to exercise any rights in respect of or affecting the Mortgagor's interests in such joint venture arrangements following the assignment of, or creation of Security Interests over, its interests in such joint venture arrangements, and any reference in this Deed to Group Shares shall be deemed to include, in relation to such shares or interests, all dividends, coupons and other distributions paid or payable after the date of this Deed on all or any of such shares and interests and all stocks, shares, securities (and the dividends or interest thereon), rights, money, allotments, benefits, advantages or property accruing or offered at any time by way of redemption, bonus, preference, option rights or otherwise to or in respect of any of such shares and interests or in substitution, conversion or exchange therefor.

         Guarantee means an obligation or offer to provide funds (including by subscription or purchase) or otherwise be responsible in respect of an obligation or indebtedness, or the financial condition or solvency, of another person. It includes a guarantee, indemnity, letter of credit or legally binding letter of comfort, or an obligation or offer to purchase an obligation or indebtedness of another person.

         Lease means an agreement under which an asset may be used, exploited, operated or managed by a person other than the owner. It includes a lease, licence, charter, hire purchase or hiring arrangement.

         Liquidation includes receivership or other appointment of a controller, deregistration, compromise, deed of arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors, bankruptcy.

         Marketable Security has the meaning given to securities in s92(3) of the Corporations Act 2001 (Cth), but also includes:

         (a)      an undertaking referred to in the exceptions in paragraphs
                  (a), (b) and (d) of the definition of debenture in the Corporations Act 2001 (Cth);

         (b)      a unit or other interest in a trust or partnership;

         (c)      a negotiable instrument; and

         (d) a right or an option in respect of a Marketable Security, whether issued or unissued, including any of the above.

         Material Insurances means all contracts and policies of insurance (including, for the avoidance of doubt, all cover notes) of whatever nature which are from time to time taken out by or on behalf of the Mortgagor or (to the extent of such interest) in which the Mortgagor has an interest, other than

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         contracts and policies of insurance relating to employer's liability, public and products liability, motor fleet, motor uninsured loss, group personal accident and travel, professional indemnity and such other contracts and policies of insurance as the Collateral Agent, acting reasonably, may agree.

         Material Real Property means, in the case of freehold property, such property the value of which as at the date of acquisition is in excess of (pound)250,000 or its equivalent in Australian dollars and, in the case of leasehold property, such property which is leased for a period in excess of at least 5 years at an annual rent of at least (pound)100,000 or its equivalent in Australian dollars.

         Mortgaged Property means the property mortgaged or charged by this Deed or any Collateral Security granted by the Mortgagor.

         Mortgagee means:

         (a)      the Collateral Agent;

         (b)      the Administrative Agent;

         (c) any person for whom the Collateral Agent is acting as agent or trustee and which at any time makes available financial accommodation to, or for the account of, the Mortgagor or any other person under any Finance Document;

         (d) any other person which the Mortgagor and the Collateral Agent agree is to be a Mortgagee for the purposes of this Deed; or

         (e)      any successor or assign of any of the above.

         Operating Account means each bank account agreed in writing by the Collateral Agent (in its absolute discretion) as being an Operating Account, unless and until the Collateral Agent provides a written notice to the Mortgagor revoking the status of such a bank account as an Operating Account. A revocation notice is effective on and from the date it is given.

         Power means a power, right, authority, discretion or remedy which is conferred on the Mortgagee or a Receiver or Attorney:

         (a)      by this Deed or any Collateral Security; or

         (b)      by law in relation to this Deed or any Collateral Security.

         Receiver means a receiver or receiver and manager appointed under this Deed or any Collateral Security.

         Related Entity means, in relation to an entity (the first entity):

         (a)      a Subsidiary of the first entity;

         (b)      an entity of which the first entity is a Subsidiary; or

         (c) a Subsidiary of another entity of which the first entity is also a Subsidiary.

         Secured Money means all money which the Mortgagor or any Borrower (whether alone or not) is or at any time may become actually or contingently liable to pay to or for the account of any Mortgagee (whether alone or not) for any reason whatever.

         It includes money by way of principal, interest, fees, costs, Guarantee, indemnity, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a document

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         or agreement, or as a result of a breach of or default under or in connection with, a document or agreement.

         Where the Mortgagor or any Borrower would have been liable but for its Liquidation, it will be taken still to be liable.

         Security Account means each Collection Account and Operating Account.Security Interest includes any mortgage, pledge, lien or charge or any security or preferential interest or arrangement of any kind. It includes:

         (a) anything which gives a creditor priority to other creditors with respect to any asset; and

         (b) retention of title other than in the ordinary course of day-to-day trading and a deposit of money by way of security.

         Subsidiary has the meaning given in the Corporations Act 2001 (Cth), but an entity will also be taken to be a Subsidiary of an entity if it is controlled by that entity (as defined in s50AA of the Corporations Act 2001 (Cth)) and, without limitation:

         (a) a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share; and

         (b) an entity may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

         Tax includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Government Authority, and any related interest, penalty, charge, fee or other amount.

         Unpaid Capital means any uncalled or unpaid share capital or premiums of the Mortgagor.

1.2      Financing Agreement definitions

         Definitions in the Financing Agreement apply in this Deed unless the context requires otherwise or the relevant term is defined in this Deed.
1.3      Interpretation

         Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

         (a)      The singular includes the plural and the converse.

         (b)      A gender includes all genders.

         (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

         (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

         (e) A reference to a clause, annexure or schedule is a reference to a clause of, or annexure or schedule to, this Deed.

         (f) A reference to a party to this Deed or another agreement or document includes the party's successors and permitted substitutes or assigns.


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         (g)      A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

         (h) A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

         (i) A reference to conduct includes an omission, statement or undertaking, whether or not in writing.

         (j) The meaning of terms is not limited by specific examples introduced by including, or for example, or similar expressions.

         (k) A reference to an asset includes any real or personal, present or future, tangible or intangible property or asset (including Intellectual Property Rights) and any right, interest, revenue or benefit in, under or derived from the property or asset.

         (l) An Event of Default subsists until it has been waived in writing by the relevant Agent.

         (m) A reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

         (n) A right or obligation of any 2 or more persons (other than the Mortgagees) in a Finance Document is joint and several.

1.4      Document or agreement

         A reference to:

         (a) an agreement includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Deed.

2.       Charge
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2.1      Charge

         (a) Subject to paragraph (b), the Mortgagor charges to the Collateral Agent, for itself and as trustee for the Mortgagees, all its present and future assets and undertaking including Unpaid Capital.

         (b)      The charge does not charge:

                  (i) any assets or undertaking of the Mortgagor at the date of this Deed which on the date of this Deed are, or are taken under the applicable stamp duties legislation of the relevant jurisdiction to be, situated in any State or Territory of Australia other than the Australian Capital Territory or the Northern Territory;


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                  (ii)     any land situated in any of New South Wales,
                           Victoria, Western Australia or Tasmania until the day immediately after the first anniversary of this Deed;

                  (iii) any assets or undertaking of the Mortgagor which at any time are, or are taken under applicable Queensland stamp duties legislation to be, situated in Queensland;

                  (iv) each Cash Collateral Account and any amount standing to the credit of such account;

                  (v) each Client Advance Accounts and any amount standing to the credit of such account;

                  (vi)     each Client Specific Asset;

                  (vii)    Excluded Debt;

                  (viii)   Group Shares;

                  (ix) the Mortgagor's interest in any plant, machinery, computers, vehicles, office or other equipment in its possession but only to the extent that the creation or subsistence of a charge over any such interests are prohibited by the terms of the agreement setting out or creating such interests; or

                  (x) any asset which would otherwise be subject to the floating charge under this Deed but only to the extent that the Mortgagor is prohibited from creating a Security Interest over such asset.

         (c)      The charge secures the due and punctual payment of the Secured
                  Money.

         (d) The charge is given in consideration of the Mortgagees entering the Finance Documents, providing or continuing advances or financial accommodation from time to time, or both, and for other valuable consideration received.

         (e) The Mortgagor acknowledges it owes $100 to the Collateral Agent, payable on demand.

2.2      Prospective liability

         (a) Subject to clause 2.3 (Increase in prospective liability), for the purpose of the Corporations Act 2001 the maximum prospective liability (as defined in the Corporations Act
                  2001) secured by this Deed is A$10,000,000 or its equivalent but this paragraph does not limit the amount of liability at any time secured by or recoverable under this Deed.

         (b) The nature of that prospective liability is advances, interest, fees, costs, indemnities and other amounts included in the definition of Secured Money.

2.3      Increase in prospective liability

         From time to time, the Collateral Agent may lodge a notice under s268(2) of the Corporations Act 2001 (Cth) on behalf of the Mortgagor specifying an increase in the maximum prospective liability secured by this Deed. From the date of lodgement the sum specified in clause 2.2 will be taken to be varied to the sum specified in the notice.

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3.       Nature of Charge
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3.1      Priority

         The charge is a first charge and takes priority over all Security Interests.

3.2      Nature of charge

         The charge operates:

         (a)      as a fixed charge as regards all present and future:

                  (i)      Material Real Property;

                  (ii)     Unpaid Capital;

                  (iii) machinery (other than stock-in-trade), plant, any item of equipment having a value in excess of A$1,000 or its equivalent;

                  (iv) Material Insurances and all the proceeds of those policies;

                  (v) books of account, registers, minute books, statements, invoices, accounting and other records (including those recorded electronically) and all software;

                  (vi)     interests in any partnership;

                  (vii) Authorisations to the extent that the creation or subsistence of a charge over such Authorisations is not prohibited by statute, regulation, operation of law or the express terms of such Authorisation;

                  (viii) book and other debts (including Accounts Receivable provided that for the avoidance of doubt, the Mortgagor shall not be required to (and the Collateral Agent may not) notify the creation of this charge to the Mortgagor's respective debtors except at any time after an Event of Default) and the proceeds of those debts (other than proceeds which may be dealt with by the Mortgagor under clause 3.6(a));

                  (ix) accounts opened in the name of the Mortgagor or for the benefit of the Mortgagor under any Finance Document (including any Collection Accounts but not including any Operating Account);

                  (x) other assets that are not acquired for disposal in the ordinary course of the Mortgagor's business,

                  and all right, title and interest of the Mortgagor in, under or derived from, the above (except as expressly provided); and

         (b) subject to clause 3.4 (Crystallisation), as a floating charge only as regards all other assets charged.

         All sub-paragraphs of paragraph (a) are to be construed independently. None limits the generality of any other.


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3.3      Dealing with Mortgaged Property

         (a) Except with the prior written consent of the Collateral Agent or as expressly permitted in any Finance Document, the Mortgagor shall not:

                  (i) create or allow to exist any Security Interest over any Mortgaged Property; or

                  (ii)     in any other way:

                           (A)      dispose of;

                           (B)      create or allow any interest in; or

                           (C)      part with possession of,

                          any Mortgaged Property, except, subject to the Finance Documents, any disposal of or dealing with any asset for the time being subject to the floating charge in the ordinary course of its ordinary business.

         (b) Where by law a mortgagee may not restrict the creation of any Security Interest over an asset ranking after the charge created by this Deed, paragraph (a) will not restrict that creation, but the Mortgagor shall ensure that before that Security Interest is created the holder of that Security Interest enters into a deed of priority in form and substance specified by the Collateral Agent.

3.4      Crystallisation

         The floating charge referred to in clause 3.2 (Nature of charge) will automatically and immediately crystallise and operate as a fixed charge:

         (a)      in respect of any asset:

                  (i) on notice to the Mortgagor from the Collateral Agent (which it may only give after the occurrence of an Event of Default);

                  (ii) if without the prior written consent of the Collateral Agent, the Mortgagor:

                           (A)      creates or allows any Security Interest
                                    over;

                           (B)      sells, Leases or otherwise disposes of;

                           (C)      creates or allows any interest in; or

                           (D)      parts with possession of,

                           that asset in breach of a Finance Document, or agrees or attempts to do so or takes any step towards doing so;

                  (iii) on any step being taken with a view to levying or enforcing any distress, attachment or other execution on that asset or to enforcing any Security Interest in respect of that asset;

                  (iv) on the Commissioner of Taxation or his delegate or successor signing a notice under:

                           (A) s218 or s255 of the Income Tax Assessment Act 1936 (Cth);

                           (B) s260-5 of the Taxation Administration Act 1953 (Cth); or

                           (C)      any similar legislation,


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                           which may affect that asset; or

                  (v) on a Government Authority taking any step which may result in an amount of Tax or an amount owing to a Government Authority ranking ahead of the floating charge with respect to that asset; or

         (b)      in respect of all the Mortgaged Property:

                  (i) if an order is made or a resolution is passed for the winding up of the Mortgagor; or

                  (ii) on the security constituted by this Deed being enforced in any way.

         Except where expressly stated, no notice or action by any Mortgagee is necessary for the charge to crystallise.

3.5      De-crystallisation

         By notice to the Mortgagor, the Collateral Agent may at any time release from the fixed charge any asset which has become subject to a fixed charge under clause 3.4 (Crystallisation). That asset will then again be subject to the floating charge and to the further operation of that clause.

3.6      Dealing with proceeds

         (a) Subject to the Finance Documents, the Mortgagor may deal with the proceeds of any book or other debt (other than Accounts Receivable) as it thinks fit where:

                  (i) the book or other debt arose in the ordinary course of its business;

                  (ii) the proceeds do not arise from the disposal of, Lease of, or grant of any interest in, an asset the subject of the fixed charge;

                  (iii) the proceeds are received before the floating charge crystallises in respect of all the Mortgaged Property and before anything described in clause 3.4(a) occurs with respect to the debt or those proceeds; and

                  (iv)     no Finance Document provides otherwise.

         (b) Subject to the Finance Documents, the Mortgagor shall ensure that:

                  (i) all other proceeds of any book or other debt (including Accounts Receivable); and

                  (ii) all the proceeds of any disposal of or other dealing with any asset the subject of a fixed charge, which are not immediately applied in acquiring another similar asset or in payment of the Secured Money or moneys ranking ahead of the Secured Money, are paid immediately into the Collection Account or, if there is none, a separate account of which the Mortgagor has notified the Collateral Agent.

         (c) If the Collateral Agent requires, Authorised Officers of the Collateral Agent will be the only signatories to the Collection Account or the separate account referred to in paragraph (b). No withdrawals may be made from it without the approval of the Collateral Agent.

         (d) The Mortgagor shall give notices and directions necessary or requested by the Collateral Agent to ensure paragraphs (b) and
                  (c) are complied with.

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         (e)      Failure by any Mortgagee to require the Mortgagor to comply with this clause will not constitute a waiver.

         (f) Without prejudice to paragraph (e), if for any reason any Mortgagee waives or is taken to have waived the requirements of this clause, the charge created by this Deed will still operate as a fixed charge in respect of the relevant debt or other asset which gives rise to the relevant moneys or proceeds.

         (g) In this clause proceeds includes moneys or consideration payable, whether or not received by the Mortgagor.

3.7      Accounts Receivable

         (a)      Collection of Accounts Receivable

                  The Mortgagor will get in and realise the Accounts Receivable belonging to such Mortgagor in the ordinary course of is business as agent for and on behalf of the Collateral Agent by instructing the debtors owing such Accounts Receivable to pay all amounts due in respect of such Accounts Receivable into the Collection Account.

         (b)      Collection Account

                  The Mortgagor may not withdraw all or any monies (including interest) standing to the credit of the relevant Collection Account in its name without the prior written consent of the Collateral Agent (acting on the instructions of all the Lenders).

         (c)      Restrictions on dealing with Accounts Receivable

                  The Mortgagor may not (except as provided by Section 7.02(n) of the Financing Agreement) assign or otherwise transfer, factor, discount, sell, release, compound, subordinate, defer, declare a trust over or vary the terms of and not create or permit to exist any Security Interest (other than a Security Interest created pursuant to the Finance Documents or expressly permitted by the terms of the Financing Agreement) over any Accounts Receivable belonging to it or over the Collection Account in its name or any interest in it.
3.8      Security Accounts

         (a)      Identity of bank or financial institution holding Security
                  Accounts

                  Any Security Account may be changed to any other bank or financial institution at any time with the agreement of the Mortgagor and the Collateral Agent (acting on the instructions of the Required Lenders) but, in each case, such change shall only become effective upon the proposed new bank or financial institution agreeing with the Collateral Agent (acting on the instructions of the Required Lenders) and the Mortgagor, in a manner satisfactory to the Collateral Agent, to hold such Security Account pursuant to the terms of this Deed.

         (b)      Notice to bank or financial institution holding Security
                  Accounts

                  (i) The Mortgagor will forthwith give notice to the bank or financial institution holding any Security Account for the Mortgagor (and forthwith on any change in their identity give notice to the new bank or financial institution holding such Security Account) of this Security Agreement substantially in the form of in Schedule 1 and use all reasonable endeavours to procure that such bank or financial institution or any new bank or financial institution (as the case may be) acknowledges such notice to the Collateral Agent substantially in the form of Schedule 2.

                  (ii) If notices have already been given in relation to a Security Account in accordance with this clause under another Security Interest, they are not required to be given again under this clause.

         (c)      Transfer of balances in Security Accounts

                  The amount (if any) standing to the credit of the Security Accounts shall be transferred to the corresponding Security Accounts maintained with any new bank or financial institution appointed pursuant to paragraph (a) (Identity of bank or financial institution holding Security Accounts) promptly upon such appointment taking effect. The Mortgagor irrevocably gives all authorisations and instructions necessary for any such transfer to be made.

         (d)      Further perfection

                  The Mortgagor shall do all such things as the Collateral Agent may request in order to facilitate any change of bank pursuant to paragraph (a) (Identity of bank or financial institution holding Security Accounts) or any transfer of credit balances pursuant to paragraph (c) (Transfer of balances in Security Accounts) (including, without limitation, the execution of bank mandate forms) and the Collateral Agent is irrevocably constituted the Mortgagor's attorney to do any such things should the Mortgagor fail to do so.

4.       Covenant and Warranty
--------------------------------------------------------------------------------
4.1      Covenant to pay and perform

         (a) The Mortgagor shall duly and punctually pay the Secured Money. After an Event of Default (whether or not it subsists) it will pay all Secured Money on demand.

         (b)      The Mortgagor shall ensure that no Event of Default occurs.

         (c) The Mortgagor shall duly and punctually comply with its obligations under the Finance Documents and ensure that its and each of the Borrowers' representations and warranties in the Finance Documents are true and ensure that each Borrower duly and punctually complies with its obligations under the Finance Documents.

4.2      Warranty

         The Mortgagor represents and warrants that all its representations and warranties in the Finance Documents are true or, if not yet made, will be true when made.

5.       Further Assurances
--------------------------------------------------------------------------------
5.1      Further assurances

         Whenever the Collateral Agent requests the Mortgagor to do anything:

         (a) for more satisfactorily mortgaging, assuring or securing the Mortgaged Property to the Mortgagees or their nominee in a manner not inconsistent with this Deed or any Collateral Security; or

         (b)      for aiding in the execution or exercise of any Power,

         the Mortgagor shall do it immediately at its own cost. It may include registering this Deed, the execution or registering of any other document or agreement, the delivery of documents or evidence of title and the execution and delivery of blank transfers.

5.2      Interest in land

         Without limiting clause 5.1 (Further assurances), if requested by the Collateral Agent, on acquiring any interest in Material Real Property the Mortgagor shall execute a legal or statutory mortgage over that interest securing the Secured Money in the form and substance required by the Collateral Agent. The Mortgagor shall use its best efforts to register that mortgage.

5.3      Title documents

         Without limiting clause 5.1, the Mortgagor shall deliver to the Collateral Agent immediately all documents of title to interests in Material Real Property received by it.

6.       Appointment of Receiver
--------------------------------------------------------------------------------
6.1      Appointment

         To the extent permitted by law, at any time after an Event of Default (whether or not it is continuing) the Collateral Agent or any Authorised Officer of the Collateral Agent may:

         (a) appoint any person or any two or more persons jointly or severally or both to be a receiver or receiver and manager of all or any of the Mortgaged Property;

         (b)      remove any Receiver;

         (c) appoint another Receiver in addition to or in place of a Receiver; and

         (d)      fix or vary the remuneration of a Receiver.

6.2      Agent of Mortgagor

         Subject to clause 6.4, every Receiver is the agent of the Mortgagor. The Mortgagor alone is responsible for a Receiver's acts and defaults.

6.3      Receiver's powers

         In addition to any powers granted by law, and except to the extent specifically excluded by the terms of appointment, every Receiver has power to do anything in respect of the Mortgaged Property that the Mortgagor could do. That includes power to do any of the following.

         (a) (Take possession and manage) Take possession of, get in and manage the Mortgaged Property.

         (b)      (Sell)

                  (i) Sell any of the Mortgaged Property (whether or not the Receiver has taken possession).

                  (ii)     Without limitation any sale may be made:

                           (A)      by public auction, private treaty or tender;

                           (B)      for cash or on credit;

                           (C)      in one lot or in parcels;

                           (D) either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

                           (E) with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security); and

                           (F) whether or not in conjunction with the sale of any property by any person.

         (c)      (Options) Grant or take put or call options.

         (d) (Lease) Lease any of the Mortgaged Property for any term (whether or not the Receiver has taken possession).

         (e) (Carry on business) Carry on or concur in carrying on any business.

         (f) (Acquire any asset) Acquire in any manner any asset (including to take it on Lease). After that acquisition it will be included in the Mortgaged Property.

         (g) (Maintain and improve the Mortgaged Property) Anything to maintain, protect or improve any of the Mortgaged Property or to obtain income or returns from any of the Mortgaged Property (including by development, sub-division, construction, alteration, or repair, of any property or by pulling down, dismantling or scrapping, any property).

         (h)      (Raise money)

                  (i) Borrow or raise any money from any Mortgagee or any other person approved by the Collateral Agent;

                  (ii)     give Guarantees; and

                  (iii) grant any Security Interest over any of the Mortgaged Property to secure that money or Guarantee. That Security Interest may rank in priority to or equally with or after, the security created by this Deed. It may be given in the name of the Mortgagor or otherwise.

         (i)      (Lend) Lend money or provide financial accommodation.

         (j)      (Sever fixtures) Sever fixtures.

         (k) (Employ) Employ or discharge any person as employee, contractor, agent, professional adviser, consultant or auctioneer for any purpose.

         (l)      (Compromise) Make or accept any arrangement or compromise.

         (m)      (Give receipts) Give receipts for money and other assets.

         (n) (Authorisation) Apply for, take up, transfer or surrender any Authorisation or any variation of any Authorisation.

         (o)      (Perform and enforce agreements)

                  (i)      Perform or enforce;

                  (ii) exercise or refrain from exercising the Mortgagor's rights and powers under; or

                  (iii)    obtain the benefit in other ways of,

                  any documents or agreements or rights which form part of the Mortgaged Property and any documents or agreements entered into in exercise of any Power.

         (p) (Vary and terminate agreements) Vary, rescind or terminate any document or agreement (including surrendering or accepting the surrender of Leases).

         (q) (Take insolvency proceedings) Make debtors bankrupt, wind up companies and do any thing in relation to any actual or contemplated Liquidation (including attending and voting at meetings of creditors and appoint proxies).

         (r) (Take proceedings) Commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Mortgagor or otherwise.

         (s) (Execute documents) Enter into and execute documents or agreements on behalf of the Receiver or the Mortgagor. This includes using the Mortgagor's seal and signing, accepting and endorsing cheques, promissory notes and bills of exchange.

         (t) (Operate bank accounts) Operate any bank account comprising part of the Mortgaged Property and open and operate any further bank account.

         (u) (Surrender Mortgaged Property) Surrender, release or transfer any of the Mortgaged Property or exchange it for other property.

         (v) (Promote companies) Promote the formation of companies with a view to purchasing any of the Mortgaged Property or assuming the obligations of the Mortgagor or otherwise.

         (w) (Delegate) Delegate to any person approved by the Collateral Agent any Powers (including delegation).

         (x) (Have access) Have access to and make use of the premises, plant, equipment, and records and accounting and other services of the Mortgagor and the services of its staff.

         (y) (Vote) Exercise any voting or other rights or powers in respect of any of the Mortgaged Property and do anything in relation to Marketable Securities.

         (z) (Other outgoings) Pay any outgoing or indebtedness of the Mortgagor or any other person.

         (aa) (Security Interests) Redeem any Security Interest or acquire it and any debt secured by it.

         (bb) (Make calls) Make calls on the members of the Mortgagor in respect of any Unpaid Capital.

         (cc) (Insure) Take out insurance and make, enforce, compromise and settle all claims in respect of insurance.

         (dd) (Incidental power) Do anything incidental to the exercise of any other Power.

         All of the above paragraphs are to be construed independently. None limits the generality of any other.

6.4      Receiver appointed after commencement of winding up

         The power to appoint a Receiver may be exercised even if:

         (a) an order is made or a resolution is passed to wind up the Mortgagor; and

         (b) a receiver appointed in those circumstances may not, or may not in some respects, act as the agent of the Mortgagor.

6.5      Powers exercisable by the Collateral Agent

         Whether or not a Receiver has been appointed, to the extent permitted by law the Collateral Agent may exercise any Power of a Receiver at any time after an Event of Default (whether or not it is continuing) in addition to any Power of the Mortgagees and without giving notice. It may exercise those Powers and its Powers without taking possession or being liable as mortgagee in possession. Without limitation it may exercise those Powers and its Powers directly or through one or more agents. In the latter event anything done or incurred by an agent will be taken to be done or incurred by the Collateral Agent.

6.6      Withdrawal

         The Collateral Agent may give up possession of any Mortgaged Property and withdraw any receivership at any time.

7.       Power of Attorney
--------------------------------------------------------------------------------
         (a) For valuable consideration and by way of security the Mortgagor irrevocably appoints each Authorised Officer of the Collateral Agent severally its attorney to do anything which:

                  (i) the Mortgagor is obliged, but has failed, to do under or in relation to any Finance Document; or

                  (ii) any Mortgagee or any Receiver is authorised or empowered to do under any Finance Document or any law, but only at the times that that Mortgagee or a Receiver (if a Receiver had been appointed) would have been able to do it.

(b)      Without limitation, the Attorney may at any time:

         (i) do anything which in the opinion of the Collateral Agent or the Attorney is necessary or expedient to secure, preserve, perfect or give effect to the security contained in this Deed (including anything under clause 8 (Completion of blank securities) or 9 (Performance of Mortgagor's obligations)) and for this purpose, without limitation, any of them may execute a legal mortgage, transfer, assignment and other assurance of any Mortgaged Property in favour of any Mortgagee, any purchaser or any nominee; and

         (ii)     delegate the Attorney's powers (including delegation).

(c) No Attorney appointed under this Deed may act inconsistently with this Deed or any other Finance Document.

8. Completion of Blank Securities
--------------------------------------------------------------------------------

         If an Event of Default has occurred (whether or not it is continuing), the Collateral Agent, any Authorised Officer of the Collateral Agent, any Receiver or any Attorney may complete any document executed by or on behalf of the Mortgagor and deposited with any Mortgagee. It may complete it in favour of any Mortgagee, any purchaser or any nominee.

9.       Performance of Mortgagor's Obligations
--------------------------------------------------------------------------------

         If at any time the Mortgagor fails duly to perform any obligation in any Finance Document, the Collateral Agent or any person it authorises may do anything which in its opinion is necessary or expedient to make good or to attempt to make good that failure to its satisfaction.

10.      Inspection
--------------------------------------------------------------------------------

         The Mortgagor acknowledges that representatives of the Collateral Agent may visit the Mortgagor and conduct audits, inspections, valuations and field examinations of the Mortgagor and the Mortgaged Property at any time and from time to time in a manner so as to not unduly disrupt the business of the Mortgagor. The Mortgagor agrees to pay:

         (a) US$1,500 or its equivalent in Australian dollars per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, valuations and field examinations; and

         (b) the cost of all visits, audits, inspections, valuations and field examinations conducted by a third party on behalf of the Collateral Agent,

         provided, however, that so long as no Default or Event of Default has occurred and is continuing:

         (c) the Mortgagor shall only be obligated to pay for fees and charges incurred for:

                  (i) valuations performed no more frequently than 1 time per year; and

                  (ii) audits performed no more frequently than 4 times per year; and

         (d) the Mortgagor's aggregate liability for the costs of all audits, valuations and field examinations referred to in this clause shall not exceed US$150,000 or its equivalent in Australian dollars in any Fiscal Year.

         The Mortgagor will do everything in its power to assist that inspection and copying and ensure that its employees and officers and its Subsidiaries and their employees and officers do the same.

11.      Statutory Powers
--------------------------------------------------------------------------------
11.1     Powers in augmentation

         The powers conferred on a mortgagee by law:

         (a) are in addition to the Powers conferred by this Deed or any Collateral Security;

         (b) (to the extent permitted by law) may be exercised by the Collateral Agent immediately an Event of Default occurs and at any time subsequently; and

         (c) are excluded or varied only so far as they are inconsistent with the express terms of this Deed or any Collateral Security.

11.2     Leasing

         The Mortgagor may not surrender any Lease, accept any surrender of Lease or to exercise any power of Leasing conferred on the Mortgagor by law except as expressly permitted or contemplated in any Finance Document.

11.3     Notice not required

         To the extent permitted by law (but without prejudice to any express requirement in a Finance Document):

         (a) the Mortgagor dispenses with any notice or lapse of time required by law before enforcing this Deed or any Collateral Security or exercising any Power; and

         (b)      without limitation the Mortgagor agrees that:

                  (i) no Mortgagee is required to give notice to any person before enforcement or exercise;

                  (ii)     any law (including s57 of the Real Property Act 1900
                           (NSW) and s111 of the Conveyancing Act 1919 (NSW)) requiring the giving of notice or the compliance with a procedure or the lapse of time before enforcement or exercise is excluded; and

                  (iii) where a law which cannot be excluded requires a period of notice to be given but allows the period to be specified or changed, that period is one day.

12.      Application of Moneys Received
--------------------------------------------------------------------------------
12.1     Order

         To the extent permitted by law, all moneys received by a Receiver, an Attorney or any Mortgagee under or by virtue of this Deed shall be applied in the manner and order determined by the Collateral Agent. If the Collateral Agent does not make a determination, the following order will apply.

         (a) First: all costs, charges and expenses of any Mortgagee or a Receiver or Attorney which are incurred in or are incidental to the exercise or performance or attempted exercise or performance of a Power or otherwise in relation to this Deed or any Collateral Security.

         (b) Second: any other outgoings which the Receiver, Attorney or the Collateral Agent thinks fit to pay.

         (c)      Third: the Receiver's remuneration.

         (d) Fourth: to each holder of a Security Interest of which the Collateral Agent is aware and which has priority over this Deed in relation to the relevant Mortgaged Property, to the extent, and in order, of priority.

         (e) Fifth: to the Collateral Agent for the account of the Mortgagees towards satisfaction of the Secured Money.

         (f) Sixth: to each holder of a Security Interest of which the Collateral Agent is aware and which ranks after this Deed in relation to the relevant Mortgaged Property, to the extent, and in order, of priority.

         (g)      Seventh: the surplus (if any) belongs to the Mortgagor.

         The surplus will not carry interest. If it pays the surplus to the credit of an account in the name of the Mortgagor with any bank carrying on business in Australia, the Receiver, Mortgagee or Attorney (as the case may be) will be under no further liability in respect of it.

12.2     Moneys actually received

         In applying any moneys towards satisfaction of the Secured Money the Mortgagor will be credited only with the money available for that purpose which is actually received by the relevant Mortgagee. The credit will date from the time of receipt.

12.3     Amounts contingently due

         If any Secured Money is contingently owing to any Mortgagee at the time of a distribution of an amount under clause 12.1, the Collateral Agent may retain any of that amount. If it does, it shall place the amount retained on short term interest bearing deposit until the relevant Secured Money becomes actually due or ceases to be contingently owing, and the Collateral Agent shall then:

         (a)      pay to itself the amount which becomes actually due to it; and

         (b) apply the balance of the amount retained (together with interest earned on the deposit) in accordance with clause 12.1.

12.4     Notice of subsequent Security Interests

         (a) If any Mortgagee receives actual or constructive notice of a subsequent Security Interest affecting any Mortgaged Property it may open a separate account in the name of the Mortgagor or the relevant Borrower in the books of that Mortgagee.

         (b) If that Mortgagee does not open a new account it will be treated as if it had done so at the time it received actual or constructive notice of the Security Interest.

         (c) From the time the new account is opened or is taken to be opened:

                  (i) all advances and accommodation made available by that Mortgagee to the Mortgagor or the relevant Borrower;

                  (ii) all payments and repayments made by the Mortgagor or the relevant Borrower to that Mortgagee; and

                  (iii) moneys to be applied towards the Secured Money under clause 12.1(e),

                  will be or will be taken to be debited or credited, as appropriate, to the new account. Payments, repayments and other moneys will only be applied in reduction of other Secured Money to the extent that there is no debit balance in that account.

12.5     Conversion of currencies on application

         For the purpose of making an application under clause 12.1 any Mortgagee, Receiver or Attorney may purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and at the time it thinks fit.

13.      Other Security Interests over Mortgaged Property
--------------------------------------------------------------------------------

         (a) Any Mortgagee, Receiver or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Mortgaged Property as to the amount and property secured by the Security Interest.

         (b) The Collateral Agent or any Receiver may pay or agree to pay the amount certified by the holder of a Security Interest or purported Security Interest to be necessary to discharge it or some of the indebtedness secured by it or to acquire it. From the date of payment that amount will be part of the Secured Money and the Mortgagor shall indemnify the Collateral Agent (or if other Mortgagees indemnify the Collateral Agent, those other Mortgagees) and the Receiver against that amount. This applies whether or not that Security Interest or purported Security Interest was valid or prior, equal or subsequent ranking or the property or moneys stated in the certificate were secured by it.

14.      Protection of Mortgagee, Receiver and Attorney
--------------------------------------------------------------------------------

         To the extent permitted by law, no Mortgagee, Receiver or Attorney will be liable:

         (a) in respect of any conduct, delay, negligence or breach of duty in the exercise or non-exercise of a Power; or

         (b)      for any loss (including consequential loss) which results,

         except where it arises from its deliberate misconduct.

15.      Protection of Third Parties
--------------------------------------------------------------------------------
15.1     No enquiry

         No party to any Dealing (as defined below) and no person asked to register a Dealing:

         (a)      is bound to enquire:

                  (i) whether an Event of Default has occurred or whether this Deed has become enforceable;

                  (ii) whether a person who is, or, purports or is purported to be, a Receiver or Attorney is duly appointed;

                  (iii) as to the amount of Secured Money and whether Secured Money is due and payable; or

                  (iv) in any other way as to the propriety or regularity of the Dealing; or

         (b) is affected by express notice that the Dealing is unnecessary or improper.

         For the protection of any party to a Dealing or a person registering a Dealing, the Dealing will be taken to be authorised by this Deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing.

         In this clause a Dealing is:

         (c)      any payment, or any delivery or handing over of an asset, to;
                  or

         (d) any acquisition, incurring of Indebtedness, receipt, sale, Lease, disposal or other dealing, by,

         any Mortgagee, Receiver or Attorney, or any person who purports or is purported to be a Receiver or Attorney.

15.2     Receipt

         The receipt of any Authorised Officer of any Mortgagee, Receiver or Attorney (or person who purports, or is purported, to be a Receiver or Attorney) for any moneys or assets payable to or receivable or received by it exonerates the person paying those moneys or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

16.      Expenses, Indemnity
--------------------------------------------------------------------------------
16.1     Expenses

         The Mortgagor shall reimburse:

         (a) the Collateral Agent for its expenses in relation to the preparation, execution and completion of the Finance Documents and any subsequent consent, agreement, approval, waiver or amendment; and

         (b) each Mortgagee, Receiver and Attorney for its expenses in relation to:

                  (i) any actual or contemplated enforcement of the Finance Documents, or the actual or contemplated exercise, preservation or consideration of any Powers under the Finance Documents or in relation to the Mortgaged Property; and

                  (ii) any enquiry by a Government Authority concerning the Mortgagor or the Mortgaged Property or a transaction or activity the subject of the Finance Documents or in connection with which, financial accommodation or funds raised under a Finance Document are used or provided.

         This includes legal costs and expenses (including in-house lawyers charged at their usual rate) on a full indemnity basis, expenses incurred in any review or environmental audit or in retaining consultants to evaluate matters of material concern to that Mortgagee, any Receiver or Attorney, and administrative costs including time of its executives (whose time and costs are to be charged at reasonable rates).

16.2     Indemnity

         Subject to section 12.15 of the Financing Agreement, the Mortgagor shall indemnify each Mortgagee, Receiver and Attorney against any loss, cost, liability or expense (including legal costs on a full indemnity basis) which that Mortgagee (or any officer or employee of that Mortgagee), Receiver or Attorney incurs as a result of or in connection with:

         (a)      any Event of Default or breach of any Finance Document;

         (b) any exercise or attempted exercise of any Power or any failure to exercise any Power; or

         (c) the Mortgaged Property or the existence of any interest in or control or Power with respect to the Mortgaged Property.

16.3     Amounts in foreign currency

         Where an amount to be reimbursed or indemnified against is denominated in another currency, if the person to be reimbursed or indemnified so requests, the Mortgagor shall reimburse or indemnify it against the amount of Australian dollars which the person certifies that it used to buy the relevant amount of the other currency in accordance with its normal procedures. If the person does not so request, the Mortgagor shall reimburse or indemnify it in the relevant currency.

17.      Currency Indemnity
--------------------------------------------------------------------------------
17.1     General

         The Mortgagor shall indemnify each Mortgagee against any deficiency which arises whenever for any reason (including as a result of a judgment or order or Liquidation):

         (a) that Mortgagee receives or recovers an amount in one currency (the Payment Currency) in respect of an amount denominated under a Finance Document in another currency (the Due Currency); and

         (b) the amount actually received or recovered by that Mortgagee under its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

17.2     Reimbursement

         Where an amount to be reimbursed or indemnified against under a Finance Document is denominated in a currency other than US dollars, if any Mortgagee so requests, the Mortgagor shall reimburse or indemnify it against the amount of US dollars which the Mortgagee certifies that it used to buy the relevant amount of the other currency in accordance with its normal procedures. If a Mortgagee does not so request, the Mortgagor shall reimburse or indemnify it in that other currency.

18.      Interest on Overdue Amounts
--------------------------------------------------------------------------------
18.1     Accrual

         Interest accrues on each unpaid amount which is due and payable by the Mortgagor under or in respect of any Finance Document (including interest under this clause):

         (a) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

         (b) both before and after judgment (as a separate and independent obligation); and

         (c)      at the rate provided in clause 2.04 of the Financing
                  Agreement,

         except where the relevant Finance Document provides otherwise.

18.2     Payment

         The Mortgagor shall pay interest accrued under this clause on demand and on the last Business Day of each calendar quarter. That interest is payable in the currency of the unpaid amount on which it accrues.

19.      Certificate as to Amount of Secured Money
--------------------------------------------------------------------------------

         A certificate signed by an Authorised Officer of the Collateral Agent will be conclusive evidence against the Mortgagor, in the absence of manifest error:

         (a)      as to the amount of Secured Money stated in the certificate;

         (b) that a document specified in that certificate is a Finance Document; and

         (c) that the Collateral Agent or a Mortgagee is of the opinion stated in the certificate.

20.      Survival of Obligations
--------------------------------------------------------------------------------
         (a) (Representations and warranties) Each representation or warranty in a Finance Document survives the execution and delivery of the Finance Documents and the provision of financial accommodation.

         (b) (Indemnity) Each indemnity, reimbursement or similar obligation in a Finance Document:

                  (i)      is a continuing, separate and independent obligation;

                  (ii)     is payable on demand; and

                  (iii) survives termination or discharge of the relevant Finance Document and repayment of financial accommodation.

21.      Continuing Security
--------------------------------------------------------------------------------

         Each of this Deed and each Collateral Security is a continuing security despite any settlement of account, intervening payment or anything else until a final discharge of this Deed and each Collateral Security has been given to the Mortgagor.

22.      Other Securities
--------------------------------------------------------------------------------

         No Power and nothing in this Deed or any Collateral Security merges in, or in any other way prejudicially affects or is prejudicially affected by:

         (a)      any other Security Interest; or

         (b)      any judgment, right or remedy against any person,

         which any Mortgagee or any person claiming through any Mortgagee may have at any time.

23.      Waivers, Remedies Cumulative
--------------------------------------------------------------------------------
         (a) No failure to exercise and no delay in exercising a Power operates as a waiver. Nor does any single or partial exercise of a Power preclude any other or further exercise of that or any other Power.

         (b) Powers in this Deed and each Collateral Security are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

24.      Consents and Opinion
--------------------------------------------------------------------------------

         Except where expressly stated any Mortgagee may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its Powers, at its absolute discretion.

25.      Severability of Provisions
--------------------------------------------------------------------------------
         (a) Any provision of this Deed or any Collateral Security which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed or any Collateral Security nor affect the validity or enforceability of that provision in any other jurisdiction.

         (b)      Without limiting the generality of paragraph (a):

                  (i) the definition of Secured Money does not include any liability so long as and to the extent that the inclusion of that liability would avoid, invalidate or render ineffective clause 2 (Charge) or 3 (Nature of charge) or the security constituted by this Deed; and

                  (ii) the definition of the Mortgaged Property does not include any asset so long as and to the extent that the inclusion of that asset would invalidate, avoid or render ineffective clause 2 (Charge) or 3 (Nature of charge) or the security constituted by this Deed.

                  The Mortgagor shall use its best efforts to satisfy any condition or obtain any consent necessary to include that liability or asset validly under this Deed.

26.      Moratorium Legislation
--------------------------------------------------------------------------------

         To the full extent permitted by law all legislation which at any time directly or indirectly:

         (a) lessens, varies or affects in favour of the Mortgagor any obligation under this Deed or any Collateral Security; or

         (b) delays, prevents or prejudicially affects the exercise by any Mortgagee, any Receiver or Attorney of any Power,

         is excluded from this Deed and any Collateral Security.

27.      Assignments
--------------------------------------------------------------------------------
         (a) Subject to the other Finance Documents, a Mortgagee may assign its rights under this Deed and each Collateral Security. If this Deed is assigned, the Secured Money will include all actual and contingent liability of the Mortgagor and each Borrower to the assignee, whether or not it was incurred before the assignment or in contemplation of it.

         (b) The Mortgagor may only assign or transfer any of its rights or obligations under this Deed or any Collateral Security with the prior written consent of the Collateral Agent.

28.      Notices
--------------------------------------------------------------------------------

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Deed:

         (a) must be in writing signed by an Authorised Officer of the sender; and

         (b) will be taken to be given or made when delivered, received or left at the address or fax number of the recipient shown in this Deed or to any other address or fax number which it may have notified the sender but, if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4pm (local time), it will be taken to have been given or made at the commencement of business on the next day on which business is generally carried on in that place.

29.      Authorised Officers
--------------------------------------------------------------------------------

         The Mortgagor irrevocably authorises each Mortgagee to rely on a certificate by a person purporting to be its director or secretary as to the identity and signatures of its Authorised Officers. The Mortgagor warrants that those persons have been authorised to give notices and communications under or in connection with the Finance Documents.

30.      Governing Law and Jurisdiction
--------------------------------------------------------------------------------

         This Deed is governed by the laws of New South Wales. The Mortgagor submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

31.      Third Party Provisions
--------------------------------------------------------------------------------
31.1     Security not to be affected

         None of this Deed, any Collateral Security or any Power nor the obligations of the Mortgagor under this Deed will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve the Mortgagor from any obligation including:

         (a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

         (b) any transaction or arrangement that may take place between any Mortgagee and any person;

         (c)      the Liquidation of any person;

         (d) any Mortgagee becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

         (e) any Mortgagee exercising or delaying or refraining from exercising any other security or any right, power or remedy conferred on it by law or by any Finance Document or by any other document or agreement with any person;

         (f) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer, in whole or in part and with or without consideration, of any Finance Document, or of any other Security Interest or Guarantee or other document or agreement held by any Mortgagee at any time or of any right, obligation, power or remedy;

         (g) the taking or perfection of or failure to take or perfect a Security Interest or Guarantee or other document or agreement;

         (h) the failure by any person or any Mortgagee to notify the Mortgagor of any default by any person under any Finance Document or any other agreement with any Mortgagee;

         (i) any Mortgagee obtaining a judgment against any person for the payment of any Secured Money;

         (j) any legal limitation, disability, incapacity or other circumstance relating to any person;

         (k) any change in circumstance (including any change in the members or constitution of any person);

         (l) any Guarantee or Security Interest or other document or agreement not being valid or executed by, or binding on, any person; or

         (m) any increase in the Secured Money for any reason (including as a result of anything referred to above),

         whether with or without the consent of the Mortgagor. References to any person include each Borrower or any other person. None of the above paragraphs limits any of the others.

31.2     Principal and independent obligation

         This Deed and each Collateral Security is a principal and independent obligation. Except for stamp duty purposes, it is not ancillary or collateral to any other Security Interest, right or obligation.

31.3     No marshalling

         No Mortgagee is obliged to marshal or appropriate in favour of the Mortgagor or to exercise, apply or recover:

         (a) any Security Interest or Guarantee (including any Finance Document) held by that Mortgagee at any time; or

         (b) any of the funds or assets that Mortgagee may be entitled to receive or have a claim on.

31.4     No competition

         Until the Secured Money has been irrevocably paid and discharged in full the Mortgagor is not entitled to and shall not:

         (a) be subrogated to any Mortgagee or claim the benefit of any Security Interest or Guarantee held by any Mortgagee at any time;

         (b) either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the Liquidation of the Borrower or any other person who gives a Guarantee or Security Interest in respect of any Secured Money; or

         (c) have or claim any right of contribution or indemnity from any other person who gives a Guarantee or Security Interest in respect of any Secured Money.

         The receipt of any distribution, dividend or other payment by any Mortgagee out of or relating to any Liquidation will not prejudice the right of any Mortgagee to recover the Secured Money by enforcement of this Deed and each Collateral Security.

31.5     Suspense account

         In the event of the Liquidation of the Borrower or any other person, the Mortgagor authorises each Mortgagee:

         (a) to prove for all moneys received by any Receiver, Attorney or Mortgagee under or by virtue of this Deed or any Collateral Security; and

         (b)      (i) to retain and carry to a suspense account; and

                  (ii) to appropriate at the discretion of that Mortgagee;

                  any dividend received in the Liquidation of the Borrower or any other person and any other money received in respect of the Secured Money,

         until that Mortgagee has been paid the Secured Money in full.

31.6     Rescission of payment

         Whenever for any reason (including under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

         (a) all or part of any transaction of any nature (including any payment or transfer) made during the term of this Deed which affects or relates in any way to the Secured Money is void, set aside or voidable;

         (b) any claim that anything contemplated by paragraph (a) is upheld, conceded or compromised; or

         (c) any Mortgagee is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

         each Mortgagee will immediately become entitled against the Mortgagor to all rights in respect of the Secured Money and the Mortgaged Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. The Mortgagor shall indemnify the Mortgagee against any resulting loss, cost or expense. This clause continues to apply after this Deed is discharged.

31.7     Variation

         Without limiting the above provisions, this Deed and any Collateral Security covers the Secured Money as varied from time to time including as a result of:

         (a)      any new Finance Document or any amendment to any Finance
                  Document; or

         (b)      the provision of further accommodation to the Borrower,

         and whether or not with the consent of or notice to the Mortgagor.

31.8     Indemnity

         If any Secured Money (including moneys which would have been Secured Money if they were recoverable) is not recoverable from the Borrower for any reason, including any legal limitation, disability or incapacity affecting the Borrower or an obligation in any Finance Document being or becoming unenforceable, void or illegal and whether or not:

         (a) any transaction relating to the Secured Money was void or illegal or has been subsequently avoided; or

         (b) any matter or fact relating to that transaction was or ought to have been within the knowledge of any Mortgagee,

         the Mortgagor shall indemnify each Mortgagee in respect of that money and shall pay that money to the Collateral Agent for the account of the relevant Mortgagees.

32.      Set-Off
--------------------------------------------------------------------------------
         (a) The Mortgagor irrevocably authorises each Mortgagee if an Event of Default or Default is subsisting to apply any credit balance in any currency (whether or not matured) in any of its accounts with any branch of that Mortgagee towards satisfaction of any sum at any time due and payable by it to that Mortgagee under or in relation to any Finance Document. No Mortgagee is obliged to make the application.

         (b) Any Mortgagee may effect currency exchanges appropriate to implement that application.

33.      Counterparts
--------------------------------------------------------------------------------
         This Deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

34.      Acknowledgement by Mortgagor
--------------------------------------------------------------------------------

         The Mortgagor confirms that:

         (a) it has not entered into any Finance Document in reliance on, or as a result of, any conduct of any kind of or on behalf of any Mortgagee or any Related Entity of any Mortgagee (including any advice, warranty, representation or undertaking); and

         (b) no Mortgagee nor any Related Entity of any Mortgagee is obliged to do anything (including disclose anything or give advice),

         except as expressly set out in the Finance Documents or in writing duly signed by or on behalf of the relevant Mortgagee or Related Entity.

EXECUTED and delivered as a deed.




Signed Sealed and Delivered by Foster
Wheeler (QLD) Pty Limited:

/s/ IAN GORDON PARK                   /s/ NICHOLAS CHRISTOPHER HOLT
-------------------------------       ------------------------------------------
Director Signature                    Director/Secretary Signature

Ian Gordon Park                       Nicholas Christopher Holt
-------------------------------       ------------------------------------------
Print Name                            Print Name


SABERASU JAPAN INVESTMENTS II B.V.

By:    /s/ BEN HUMMEL
       ----------------------------
Name:  Ben Hummel
Title: Managing Director

By:    /s/ JEROEN ZWEERTS
       ----------------------------
Name:  Jeroen Zweerts
Title: Managing Director